Exhibit 99.1

Bristow Group Inc. NEWS RELEASE

Bristow Enters Into New Long-term Equipment Financing for up to £55 Million

HOUSTON, January 24, 2024 – Bristow Group Inc. (NYSE: VTOL) and its subsidiaries announced today that it has entered into a new twelve-year secured equipment financing for an aggregate amount up to £55 million with a syndicate of banks led by National Westminster Bank Plc (“NatWest”). The proceeds from the financing will be used to support Bristow’s capital commitments related to the 2nd generation UK search and rescue (“UKSAR2G”) contract with the Department for Transport and the Maritime & Coastguard Agency of the United Kingdom.

“This new credit facility further strengthens our financial position and will support a successful transition of operations to the new UKSAR2G contract”, said Chris Bradshaw, President and Chief Executive Officer of Bristow. “We would like to thank our banking partners for their support of Bristow and for helping facilitate our continued growth and success.”

Bristow’s obligations will be secured by four new-delivery AgustaWestland AW139 search and rescue (“SAR”) helicopters. The credit facility has a 15-month availability period and is expected to fund during 2024, subject to delivery of the new SAR helicopters. The credit facilities will bear interest at a rate equal to the Sterling Overnight Index Average plus 2.75% per annum.

The banking syndicate includes NatWest, Clydesdale Bank PLC (trading as Virgin Money) and First-Citizens Bank & Trust Company.

Bristow Group Inc. NEWS RELEASE

About Bristow Group

Bristow Group Inc. is the leading global provider of innovative and sustainable vertical flight solutions. Bristow primarily provides aviation services to a broad base of offshore energy companies and government entities. The Company’s aviation services include personnel transportation, SAR, medevac, fixed-wing transportation, unmanned systems, and ad hoc helicopter services.

Bristow currently has customers in Australia, Brazil, Canada, Chile, the Dutch Caribbean, the Falkland Islands, India, Ireland, Mexico, the Netherlands, Nigeria, Norway, Spain, Suriname, Trinidad, the UK, and the U.S. To learn more, visit our website at www.bristowgroup.com.

Forward-Looking Statements Disclosure

This press release contains “forward-looking statements.” Forward-looking statements represent Bristow Group Inc.’s (the “Company”) current expectations or forecasts of future events. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “project,” or “continue,” or other similar words. These statements are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, reflect management’s current views with respect to future events and therefore are subject to significant risks and uncertainties, both known and unknown. The Company’s actual results may vary materially from those anticipated in forward-looking statements. The Company cautions investors not to place undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations or any change in events, conditions, or circumstances on which the forward-looking statement is based that occur after the date hereof.

Risks that may affect forward-looking statements include, but are not necessarily limited to, those relating to: public health crises, such as pandemics (including COVID-19) and epidemics, and any related government policies and actions; any failure to effectively manage, and receive anticipated returns from, acquisitions, divestitures, investments, joint ventures and other portfolio actions; our inability to execute our business strategy for diversification efforts related to, government services, offshore wind, and advanced air mobility; our reliance on a limited number of customers and the reduction of our customer base as a result of consolidation and/or the energy transition; the potential for cyberattacks or security breaches that could disrupt operations, compromise confidential or sensitive information, damage reputation, expose to legal liability, or cause financial losses; the possibility that we may be unable to maintain compliance with covenants in our financing agreements; global and regional changes in the demand, supply, prices or other market conditions affecting oil and gas, including changes resulting from a public health crisis or from the imposition or lifting of crude oil production quotas or other actions that might be imposed by the Organization of Petroleum Exporting Countries (OPEC) and other producing countries; fluctuations in the demand for our services; the possibility that we may impair our long-lived assets and other assets, including inventory, property and equipment and investments in unconsolidated affiliates; the possibility of significant changes in foreign exchange rates and controls; potential effects of increased competition and the introduction of alternative modes of transportation and solutions; the possibility that we may be unable to re-deploy our aircraft to regions with greater demand; the possibility of changes in tax and other laws and regulations and policies, including, without limitation, actions of the governments that impact oil and gas operations or favor renewable energy projects; the possibility that we may be unable to dispose of older aircraft through

Bristow Group Inc. NEWS RELEASE

sales into the aftermarket; general economic conditions, including the capital and credit markets; the possibility that portions of our fleet may be grounded for extended periods of time or indefinitely (including due to severe weather events); the existence of operating risks inherent in our business, including the possibility of declining safety performance; the possibility of political instability, war or acts of terrorism in any of the countries where we operate; the possibility that reductions in spending on aviation services by governmental agencies where we are seeking contracts could adversely affect or lead to modifications of the procurement process or that such reductions in spending could adversely affect SAR contract terms or otherwise delay service or the receipt of payments under such contracts; the effectiveness of our environmental, social and governance initiatives; the impact of supply chain disruptions and inflation and our ability to recoup rising costs in the rates we charge to our customers; and our reliance on a limited number of helicopter manufacturers and suppliers and the impact of a shortfall in availability of aircraft components and parts required for maintenance and repairs of our helicopters, including significant delays in the delivery of parts for our S92 fleet.

If one or more of the foregoing risks materialize, or if underlying assumptions prove incorrect, actual results may vary materially from those expected. You should not place undue reliance on our forward-looking statements because the matters they describe are subject to known and unknown risks, uncertainties, and other unpredictable factors, many of which are beyond our control. Our forward-looking statements are based on the information currently available to us and speak only as of the date hereof. New risks and uncertainties arise from time to time, and it is impossible for us to predict these matters or how they may affect us. We have included important factors in the section entitled “Risk Factors” in the Company’s Transition Report on Form 10-KT for the nine-month transition period ended December 31, 2022 (the “Transition Report”) and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 which we believe over time, could cause our actual results, performance, or achievements to differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements. You should consider all risks and uncertainties disclosed in the Transition Report and in our filings with the United States Securities and Exchange Commission (the “SEC”), all of which are accessible on the SEC’s website at www.sec.gov.

Investors

Bristow Group Inc.

Jennifer Whalen

+1 713.369.4692

InvestorRelations@bristowgroup.com

Media

Bristow Group Inc.

Adam Morgan

+1 832.783.7927

Adam.morgan@bristowgroup.com